                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      QIAO XING UNIVERSAL TELEPHONE INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                      QIAO XING UNIVERSAL TELEPHONE, INC.
                              Qiao Xing Building
                            Wu Shi Industrial Zone
                           Huizhou City, Guangdong,
                          People's Republic of China
                             (011) 86-752-2808-188


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held Friday, July 21, 2000

To Our Shareholders:

     PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Qiao Xing Universal Telephone, Inc. will be held at our Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, July 21, 2000, at 11:00 a.m., local time, for the following purposes:

     1. To ratify and approve the Common Stock and Warrants Purchase Agreement dated as of December 30, 1999, and all transactions contemplated thereby, including the issuance of up to $20,000,000 of our common stock and shares issuable upon exercise of warrants to purchase our common stock (the "Sale of Common Stock Proposal"); and

     2. To ratify and approve the Convertible Debenture and Warrants Purchase Agreement dated as of May 24, 2000, and all transactions contemplated thereby, including the issuance of $10,000,000 of our 0% Convertible Debentures and shares issuable upon exercise of warrants to purchase our common stock (the "Sale of Convertible Debentures Proposal").

     The board of directors has fixed the close of business on June 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment.

     A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

                                         By Order of the Board of Directors

                                         Zhi Yang Wu
                                         Secretary
Dated: June 21, 2000



                                   IMPORTANT

     Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                      QIAO XING UNIVERSAL TELEPHONE, INC.
                              Qiao Xing Building
                            Wu Shi Industrial Zone
                           Huizhou City, Guangdong,
                          People's Republic of China


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held Friday, July 21, 2000


                             SOLICITATION OF PROXY

     The accompanying proxy is solicited on behalf of the board of directors of Qiao Xing Universal Telephone, Inc. for use at our special meeting of shareholders to be held at our Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, July 21, 2000, and at any adjournment. In addition to mails, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which are expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about June 21, 2000.

     Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the proposal to ratify and approve our sale of up to $20,000,000 of our common stock and warrants to purchase our common stock and "FOR" the proposal to ratify and approve our sale of $10,000,000 of our convertible debentures and warrants to purchase our common stock.

                              PURPOSE OF MEETING

     As stated in the notice of special meeting of shareholders accompanying this proxy statement, the only business to be conducted and the only matters to be considered and acted upon at the meeting are as follows:

     1. To ratify and approve the Common Stock and Warrants Purchase Agreement dated as of December 30, 1999, and all transactions contemplated thereby, including the issuance of up to $20,000,000 of our common stock and shares issuable upon exercise of warrants to purchase our common stock (the "Sale of Common Stock Proposal"); and

     2. To ratify and approve the Convertible Debenture and Warrants Purchase Agreement dated as of May 24, 2000, and all transactions contemplated thereby, including the issuance of $10,000,000 of our 0% Convertible Debentures and shares issuable upon exercise of warrants to purchase our common stock (the "Sale of Convertible Debentures Proposal").

                               VOTING AT MEETING

     Our voting securities consist solely of common stock, $.001 par value per share.

     The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on June 15, 2000, at which time we had outstanding and entitled to vote at the meeting 11,972,751 shares of common stock. Shareholders are entitled to one vote for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

     Approval of the Sale of Common Stock Proposal and approval of the Sale of Convertible Debentures Proposal each will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote.

     Wu Holdings Limited, our principal shareholder, has informed us that it intends to vote all of its shares in favor of each of the Sale of Common Stock Proposal and the Sale of Convertible Debentures Proposal. Wu Holdings Limited has entered into agreements with the investors signatory to each of the Common Stock and Warrants Purchase Agreement and the Convertible Debenture and Warrants Purchase Agreement to vote all of its 6,819,000 shares as of the record date, representing 57.0% of the outstanding common stock, in favor of each of the Sale of Common Stock Proposal and the Sale of Convertible Debentures Proposal. When such shares are so voted, the Sale of Common Stock Proposal and the Sale of Convertible Debentures Proposal will be approved and adopted without any action on the part of any other shareholder.

                                STOCK OWNERSHIP

     The following table sets forth the number of shares of common stock owned beneficially as of June 15, 2000 by each person known by us to have owned beneficially more than ten percent of our shares then outstanding, by each of our current officers and directors of the Company and by all of our current officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to our management, no person owned beneficially more than ten percent of our outstanding shares of common stock as of June 15, 2000 except as set forth below.

Name of Beneficial Holder                                            Number         Percent
-------------------------                                            ------         -------
                                                                   Shares Beneficially Owned
                                                                ----------------------------
Wu Holdings Limited.............................................     6,819,000(1)       57.0
Rui Lin Wu......................................................  7,399,000(1)(2)       60.3
Zhi Yang Wu.....................................................       250,000(3)        2.0
Zhi Fang Zhang..................................................               0           0
Zhong Ai Li.....................................................               0           0
Jie Shi.........................................................               0           0
Zi Shu Huang....................................................               0           0
Liu Rong Yang...................................................               0           0
Guo Liang Zhang.................................................               0           0
All directors and executive officers as a group (8 persons).....  7,649,000(2)(3)       61.1

_________

(1) Wu Holdings Limited is a British Virgin Islands corporation which is 71.16% owned by the Qiao Xing Trust and the remaining 28.84% is owned by Sino Communications Ltd., a wholly owned subsidiary of a nonaffiliated corporation listed on The Stock Exchange of Hong Kong Limited. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, Chairman of the Company. The 6,819,000 shares of common stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

(2) Includes options currently exercisable to acquire 300,000 shares of common stock.

(3) Includes options currently exercisable to acquire 250,000 shares of common stock.


                       THE SALE OF COMMON STOCK PROPOSAL

     On January 12, 2000, we entered into a Common Stock and Warrants Purchase Agreement dated as of December 30, 1999 with two accredited investors pursuant to which we agreed to issue and the investors agreed to purchase up to $20,000,000 of our common stock, as well as common stock purchase warrants. On January 12, 2000, pursuant to the Common Stock and Warrants Purchase Agreement, we issued and the investors purchased $10,000,000 of our common stock, as well as 360,000 common stock purchase warrants. Our shareholders are being asked to ratify and approve the Common Stock and Warrants Purchase Agreement, and the exhibits thereto, dated as of December 30, 1999, and all transactions contemplated thereby, including the issuance of 833,334 shares and 360,000 common stock purchase warrants on January 12, 2000, in order to satisfy certain listing requirements under the Nasdaq Marketplace Rules for continued listing of our common stock on The Nasdaq Stock Market National Market System.

     The following summarizes the terms of the transaction and is qualified in its entirety by the Common Stock and Warrants Purchase Agreement and the exhibits thereto, a copy of which is attached hereto as Appendix A and incorporated by reference herein. Shareholders are encouraged to review the attached Agreement and its exhibits.

     Pursuant to the authorization of our board of directors, our management negotiated and executed the Common Stock and Warrants Purchase Agreement pursuant to which the investors agreed under certain terms and conditions to invest up to $20,000,000 in our common stock. Additionally, we agreed, among other things, to issue to the investors warrants to purchase our common stock. On January 12, 2000, we sold to the investors an aggregate of 833,334 shares of our common stock for a total purchase price of $10,000,000 ($12.00 per share) and we issued to the investors warrants to purchase 360,000 shares of our common stock at an exercise price of $46.96 per share at any time through December 31, 2004.

     The Common Stock and Warrants Purchase Agreement contained certain provisions which are no longer applicable which would have entitled the investors to receive additional shares of common stock based upon the closing bid prices of our common stock after 90, 180 and 270 days after the closing. These "reset" provisions no longer apply because the investors have advised us that they have sold the shares which they purchased.

     Our common stock is traded on the over-the-counter market and is quoted on The Nasdaq Stock Market National Market System. In order to qualify for inclusion in The Nasdaq Stock Market National Market System, we need to satisfy certain financial and other criteria set forth in The Nasdaq Marketplace Rules (the "Rules"). In addition, in order to maintain such inclusion under the Rules, we must, among other things, follow certain corporate governance procedures, including obtaining shareholder approval in connection with certain corporate transactions.

     Rule 4460(i) of the Rules requires shareholder approval of the issuance of securities by an issuer under various circumstances. In particular, Subsection
(1)(D) of paragraph (i) requires shareholder approval prior to the issuance of securities in the following situations:

          (D) In connection with a transaction other than a public offering involving:

               (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

               (ii) the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     As of the closing on January 12, 2000, we believe that the shares represented less than 20% of our issued and outstanding common stock and, accordingly, did not require shareholder approval under the applicable Rules. Nonetheless, under the terms of the Common Stock and Warrants Purchase Agreement, we have agreed to take all steps necessary to obtain the approval of our shareholders regarding authorization of our issuance to the investors of common stock in excess of 20% of the outstanding shares of common stock.

     THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE "FOR"
                                                                           ---
THE APPROVAL AND RATIFICATION OF THE SALE OF COMMON STOCK PROPOSAL.



                  THE SALE OF CONVERTIBLE DEBENTURES PROPOSAL

     On June 2, 2000, we entered into a Convertible Debenture and Warrants Purchase Agreement dated as of May 24, 2000 with the same two accredited investors pursuant to which we agreed to issue and the investors agreed to purchase $10,000,000 of our 0% Convertible Debentures, as well as common stock purchase warrants. On June 2, 2000, pursuant to the Convertible Debenture and Warrants Purchase Agreement, we issued and the investors purchased $10,000,000 of our 0% Convertible Debentures, as well as 360,000 common stock purchase warrants. Our shareholders are being asked to ratify and approve the Convertible Debenture and Warrants Purchase Agreement, and the exhibits thereto, dated as of May 24, 2000, and all transactions contemplated thereby and all shares issuable upon conversion, including the issuance of $10,000,000 of our 0% Convertible Debentures and 360,000 common stock purchase warrants on June 2, 2000, in order to satisfy certain listing requirements under The Nasdaq Marketplace Rules for continued listing of our common stock on The Nasdaq Stock Market National Market System.

     The following summarizes the terms of the transaction and is qualified in its entirety by the Convertible Debenture and Warrants Purchase Agreement and the exhibits thereto, a copy of which is attached hereto as Appendix B and incorporated by reference herein. Shareholders are encouraged to review the attached Agreement and its exhibits.

     Pursuant to the authorization of our board of directors, our management negotiated and executed the Convertible Debenture and Warrants Purchase Agreement pursuant to which the investors agreed under certain terms and conditions to invest $10,000,000 in our 0% Convertible Debentures. Additionally, we agreed, among other things, to issue to the investors warrants to purchase our common stock. On June 2, 2000, we issued to the investors $10,000,000 of Debentures due December 31, 2004 and warrants to purchase 360,000 shares of our common stock at an exercise price of $24.378 per share with an expiration date of May 26, 2005.

     The terms and conditions of the Debentures are summarized as follows:

 .    The interest rate on the Debentures is 0% per annum.
 .    The date of maturity for the $10,000,000 Debentures which we issued is
     December 31, 2004.
 .    The Debentures are convertible into shares of our common stock at the lesser of the Fixed Conversion Price or the Variable Conversion Price.

     .    The Fixed Conversion Price is $25.00 per share.
     . The Variable Conversion Price means 87% of the average of the two lowest closing bid prices of our common stock during the 15 trading days immediately prior to conversion. The variable conversion price applies only if the closing bid price for our common stock on the trading day prior to the conversion date is less than $28.7356. On and after each of the 41/st/, 130/th/ and 220/th/ days after June 2, 2000, up to one-third of the principal amount of the Debentures may be converted, on a cumulative basis, at the variable conversion price.

 .    The Debentures automatically convert into common stock at the conversion price on the maturity date.

     In no event (subject to certain exceptions, including a Company default under any Debenture or the Agreement) shall the investor be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of common stock beneficially owned by the investor and its affiliates, and (2) the number of shares of common stock issuable upon the conversion of the Debenture would result in beneficial ownership by the investor and its affiliates of more than 9.9% of the outstanding shares of common stock.

     The Convertible Debenture and Warrants Purchase Agreement also provides that we are subject to certain cash penalties if we are unable to deliver to the investors the common stock receivable upon conversion of the Debentures in a timely fashion.

     Our common stock is traded on the over-the-counter market and is quoted on The Nasdaq Stock Market National Market System. In order to qualify for inclusion in The Nasdaq Stock Market National Market System, we need to satisfy certain financial and other criteria set forth in The Nasdaq Marketplace Rules (the "Rules"). In addition, in order to maintain such inclusion under the Rules, we must, among other things, follow certain corporate governance procedures, including obtaining shareholder approval in connection with certain corporate transactions.

     Rule 4460(i) of the Rules requires shareholder approval of the issuance of securities by an issuer under various circumstances. In particular, Subsection
(1)(D) of paragraph (i) requires shareholder approval prior to the issuance of securities in the following situations:

          (D) In connection with a transaction other than a public offering involving:

               (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

               (ii) the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     Pursuant to the terms of the Convertible Debenture and Warrants Purchase Agreement, the Debentures are convertible into shares of common stock at the lesser of (i) the Fixed Conversion Price or (ii) 92% of the average of the two lowest closing bid prices of our common stock during the 15 trading days prior to conversion. As a result, the shares of common stock to be issued upon conversion of the Debentures will be issued for less than the greater of book or market value of such shares. We believe that the shares on an as-converted basis, along with the shares issued and issuable under the Common Stock and Warrants Purchase Agreement, would represent more than 20% of our issued and outstanding common stock and, accordingly, would require shareholder approval under the applicable Rules. Under the terms of the Convertible Debenture and Warrants Purchase Agreement, we have agreed to take all steps necessary to obtain the approval of our shareholders regarding authorization of our issuance to the holders of our Debentures of shares of common stock in excess of 20% of the outstanding shares of common stock.

     THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE "FOR"
                                                                           ---
THE APPROVAL AND RATIFICATION OF THE SALE OF CONVERTIBLE DEBENTURES PROPOSAL.


     The above notice and Proxy Statement are sent by order of the board of directors.


                                       ZHI YANG WU
                                       Secretary
June 21, 2000

                                  APPENDIX A



             COMMON STOCK AND WARRANTS PURCHASE AGREEMENT

             FORM OF STOCK PURCHASE WARRANT (EXHIBIT A)

                 COMMON STOCK AND WARRANTS PURCHASE AGREEMENT

                                    Between


                      Qiao Xing Universal Telephone, Inc.


                                      and


                        the Investors Signatory Hereto

     COMMON STOCK AND WARRANTS PURCHASE AGREEMENT dated as of December 30, 1999 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Qiao Xing Universal Telephone, Inc., a company duly incorporated and validly existing under the laws of the British Virgin Islands (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase in the aggregate, (i) shares of Common Stock (as defined below) and (ii) Warrants (as defined below) to purchase shares of the Common Stock (as defined below).

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation S ("Regulation S") and the other rules and regulations promulgated under the United States Securities Act of 1933 (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I


                              Certain Definitions

Section 1.1.   "Capital Shares" shall mean the Common Stock and any shares of
                --------------
any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2.   "Capital Shares Equivalents" shall mean any securities, rights,
                --------------------------
or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3.   "Closing" shall mean each closing of the purchase and sale of the
                -------
Common Stock and Warrants pursuant to Section 2.1.

Section 1.4.   "Closing Date" shall mean the date on which all conditions to the
                ------------
applicable Closing have been satisfied (as defined in Section 2.1 (b) hereto) and such Closing shall have occurred.

Section 1.5.   "Common Stock" shall mean the Company's common stock, $0.001 par
                ------------
value per share.

Section 1.6.   "Custodial Agreement" shall mean the Custodial Agreement in
                -------------------
substantially the form of Exhibit F hereto with respect to the Reset Shares and the Warrant Shares, executed and delivered contemporaneously with this Agreement.

Section 1.7.   "Custodian" shall mean the Custodian named in the Custodial
                ---------
Agreement, or any successor thereto.

Section 1.8.   "Damages" shall mean any loss, claim, damage, judgment, penalty,
                -------
deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.9.   "Escrow Agent" shall have the meaning set forth in the Escrow
                ------------
Agreement.

Section 1.10.  "Escrow Agreement" shall mean the Escrow Agreement in
                ----------------
substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

Section 1.11.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations promulgated thereunder.

Section 1.12.  "Legend" shall mean the legend set forth in Section 9.1.
                ------

Section 1.13.  "Material Adverse Effect" shall mean any effect on the business,
                -----------------------
operations, share price, properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, or the Warrants in any material respect.

Section 1.14.  "Outstanding" when used with reference to shares of Common Stock
                -----------
or Capital Shares, shall mean, at any date as of which the number of such shares is to be determined, all issued and outstanding shares, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, however, that
                                                  --------  -------
"Outstanding" shall not mean any such shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.15.  "Person" shall mean an individual, a corporation, a partnership,
                ------
an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.16.  "Principal Market" shall mean the American Stock Exchange, the
                ----------------
NASDAQ National or SmallCap Markets, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume on each such market.

Section 1.17.  "Purchase Price" shall mean $12.00 per share of Common Stock,
                --------------
adjusted for any splits, reverse splits or Common Stock dividends declared by the Company after the execution hereof as to the first Closing; and as agreed by the parties with respect to each subsequent Closing.

Section 1.18.  "Registrable Securities" shall mean the Shares and the Warrant
                ----------------------
Shares until the earliest of (i) the Registration Statement has been declared effective by the SEC, and all Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(iv) such time as, in the opinion of counsel to the Company, all Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Regulation S or Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.19.  "Registration Rights Agreement" shall mean the agreement
                -----------------------------
regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investors as of the Closing Date in the form annexed hereto as Exhibit B.

Section 1.20.  "Registration Statement" shall mean a registration statement on
                ----------------------
Form F-1 (or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.21.  "Regulation S" shall have the meaning set forth in the recitals
                ------------
of this Agreement.

Section 1.22.  "Reset Shares" shall have the meaning set forth in Section
                ------------
6.10(d).

Section 1.23.  "SEC" shall mean the Securities and Exchange Commission.
                ---

Section 1.24.  "Securities Act" shall have the meaning set forth in the recitals
                --------------
of this Agreement.

Section 1.25.  "SEC Documents" shall mean the Company's Registration Statement
                -------------
on Form F-1 and all amendments thereto, Annual Report on Form 20-F for the fiscal year ended December 31, 1998 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act.

Section 1.26.  "Shares" shall mean the shares of Common Stock purchased pursuant
                ------
to this Agreement.

Section 1.27.  "Trading Day" shall mean any day during which the Principal
                -----------
Market shall be open for business.

Section 1.28.  "Warrants" shall mean the Warrants substantially in the form of
                --------
Exhibit A to be issued to the Investors hereunder.

Section 1.29.  "Warrant Shares" shall mean all shares of Common Stock or other
                --------------
securities issued or issuable pursuant to exercise of the Warrants.

                                  ARTICLE II

                Purchase and Sale of Common Stock and Warrants

Section 2.1.   Investment.
               ----------

          (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase up to $20,000,000 worth of the Shares together with the Warrants at the Purchase Price on each Closing Date as follows:

               (i)  First Closing. Upon satisfaction by the Company of the
                    --------------
                    Closing conditions set forth in Section 2.1(b), the Investors shall each deliver to the Escrow Agent their proportionate share of the sum of Ten Million Dollars ($10,000,000) in immediately available funds and the Company shall deliver the Common Stock certificates representing the Shares so purchased at the Purchase Price and the applicable number of Warrants to the Escrow Agent, to be held by the Escrow Agent pursuant to the Escrow Agreement and the applicable number of Warrant Shares and Reset Shares to the Custodian, to be held by the Custodian pursuant to the Custodial Agreement.

               (ii) Subsequent Closings. Each subsequent Closing shall take
                    --------------------
                    place sixty (60) days after the preceding Closing, or if such date is not a Trading Day, on the next Trading Day. Upon satisfaction by the Company of the Closing conditions set forth in Section 2.1(b), the Investors shall each deliver to the Escrow Agent their proportionate share of five million dollars ($5,000,000) in immediately available funds and the Company shall deliver the Common Stock certificates representing the Shares so purchased at the Purchase Price agreed to for such tranche and the applicable number of Warrants to the Escrow Agent, to be held by the Escrow Agent pursuant to the Escrow Agreement and the applicable number of Warrant Shares and Reset Shares to the Custodian, to be held by the Custodian pursuant to the Custodial Agreement.

             (iii)  Each Closing. Upon satisfaction of the conditions set forth
                    ------------
                    in Section 2.1(b), each Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent
                    (x) shall release the Shares purchased and the Warrants to the appropriate Investor and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

     (b) Each Closing is subject to the satisfaction or waiver by the party sought to be benefited thereby of the following conditions:

             (i) acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

             (ii) delivery into escrow by each Investor of immediately available funds in the amount of the Purchase Price of the Common Stock and the Warrants, as applicable to each Closing, as more fully set forth in the Escrow Agreement;

             (iii) all representations and warranties of the Investors contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

             (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

             (v) the sale and issuance of the Common Stock and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

             (vi) delivery of the original fully executed Common Stock certificates for the Shares and Warrants certificates to the Escrow Agent and for the Reset Shares and Warrant Shares to the Custodian;

             (vii) delivery to the Escrow Agent of opinions of Andrew N. Bernstein, P.C. and Harney, Westwood & Riegels, counsel to the Company, covering the substance of the form of Exhibit D hereto (as a condition to the first Closing);

             (viii) delivery to the Escrow Agent of the Instructions to Transfer
                    Agent in the form attached hereto as Exhibit E;

             (ix) delivery to the Escrow Agent of the Registration Rights Agreement (as a condition to the first Closing);

              (x) delivery to the Escrow Agent of a written agreement of Wu Holdings Ltd., the majority shareholder of the Company, agreeing to vote its shares of Common Stock in favor of a shareholder proposal to be presented to the next meeting of shareholders to permit the issuance of a number of shares pursuant to this Agreement which exceeds 20% of the issued and outstanding shares of Common Stock immediately prior to the first Closing; and

              (xi) the closing bid price of the Common Stock on the Trading Day before the applicable Closing Date shall not be less than the Purchase Price.

     (c) The Investors' obligation to purchase additional Shares of Common Stock and Warrants at each subsequent Closing shall also be subject to the following conditions:

              (i) there shall have been no Material Adverse Effect at the Company since the prior Closing Date;

              (ii) the Company's shareholders shall have approved the transactions contemplated hereby pursuant to the Corporate Governance Rules of the Nasdaq Stock Market;

              (iii) there shall have been no threat, nor shall there be any basis for any threat to de-list the Common Stock from the Nasdaq Stock Market; and

              (iv) the dollar value of the average daily trading volume of the Common Stock for the twenty (20) Trading Days preceding the applicable Closing shall have been at least $1,500,000.00 (as to the second Closing) and at least $2,000,000 (as to the third Closing), and, as to the third Closing only, the average of the closing bid prices for the ten (10) Trading Days prior to the third Closing shall have been at least $12.00.

     (d) The number of Reset Shares to be delivered to the Custodian at each Closing shall be based upon an assumed Reset Price of $5.00.

     (e) The Investors' obligation to purchase any further Shares and Warrants shall terminate when they have purchased in the aggregate $20,000,000 Purchase Price of securities from the Company.

Section 2.2.  Warrants. The number of Warrants to be issued at each Closing
              --------
shall equal 180,000 per $5,000,000 invested. The exercise price of the Warrants shall be 110% of the average of the closing bid prices on the five (5) Trading Days immediately preceding the applicable Closing Date and may be reset 180 days after the applicable Closing Date as set forth in the Warrants.

Section 2.3.  Liquidated Damages. The parties hereto acknowledge and agree that
              ------------------
the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.



                                  ARTICLE III


                  Representations and Warranties of Investor

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1.   Intent. The Investor is entering into this Agreement for its own
               ------
account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Shares, the Warrants, or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition, including, without limitation, Regulation S.

Section 3.2.   Sophisticated Investor. The Investor is a non-United States
               ----------------------
Person (as defined in Regulation S) and is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Common Stock and the Warrants. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk. The Investor is aware of the restrictions on resale of the Common Stock, the Warrants and the Warrant Shares imposed by Regulation S, and subject to its rights under the Registration Rights Agreement, agrees to abide thereby.

Section 3.3.   Authority. This Agreement and each agreement attached as an
               ---------
Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Investor is organized under the laws of Canada and does not maintain any place of business in the United States.

Section 3.4.   Not an Affiliate. The Investor is not an officer, director or
               ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5.   Absence of Conflicts. The execution and delivery of this
               --------------------
Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6.   Disclosure; Access to Information. The Investor has received all
               ---------------------------------
documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents.

Section 3.7.   Manner of Sale. At no time was Investor presented with or
               --------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising, or any solicitation in the United States.

                                  ARTICLE IV


                 Representations and Warranties of the Company

The Company represents and warrants to the Investors that, except as set forth in the SEC Documents or Disclosure Schedule prepared by the Company and attached hereto as Exhibit G, or as contemplated by this Agreement:

Section 4.1.   Organization of the Company. The Company is a company duly
               ---------------------------
incorporated and validly existing in good standing under the laws of the British Virgin Islands and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more than fifty percent (50%) of or control any other business entity. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. More than 50% of the Company's Common Stock is held of record by non-United States persons. A majority of the Company's directors and executive officers are non-United States persons. A majority of the Company's assets are located in the People's Republic of China.

Section 4.2.   Authority. (i) The Company has the requisite corporate power and
               ---------
corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Common Stock certificates and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Common Stock certificates representing the Shares, and the Warrants have been duly executed and delivered by the Company and at each Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the exercise of the Warrants.

Section 4.3.   Capitalization. The authorized capital stock of the Company
               --------------
consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 9,600,000 shares are issued and outstanding as of December 15, 1999. There are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4.   Common Stock. The Company has registered its Common Stock
               -------------
pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act applicable to a "foreign private issuer", and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq National Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5.  SEC Documents. The Company has made available to the Investors
              -------------
true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements. Without limiting the foregoing, the Company (i) is not in default (whether declared by the lender or otherwise) on any debt for borrowed money, (ii) does not have, as of December 15, 1999, bad or doubtful receivables in excess of $100,000 in the aggregate,
(iii) has no accounts payable more than 90 days past due, (iv) has made adequate provision for obsolete inventory, and, at December 15, 1999, had a cash position of $4,700,929.

Section 4.6.   Exemption from Registration; Valid Issuances. Subject to the
               --------------------------------------------
accuracy of the Investors' representations in Article III, the sale of the Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7.   No General Solicitation or Advertising in Regard to this
               --------------------------------------------------------
Transaction. Neither the Company nor, to the knowledge of the Company, any of
-----------
its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Shares or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares, the Warrants or the Warrant Shares under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

Section 4.8.   No Conflicts. The execution, delivery and performance of this
               ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Memorandum or Articles of Association or By-Laws or
(ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing, or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

Section 4.9.   No Material Adverse Change. Since June 30, 1999, no Material
              --------------------------
Adverse Effect has occurred or exists with respect to the Company.

Section 4.10.  No Undisclosed Events or Circumstances. Since June 30, 1999, no
               --------------------------------------
event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.11.  Litigation and Other Proceedings. There are no lawsuits or
               --------------------------------
proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.12.  No Misleading or Untrue Communication. The Company and, to the
               -------------------------------------
knowledge of the Company, any of its officers and directors in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.13.  Material Non-Public Information. The Company has not disclosed to
               -------------------------------
the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.14.  Tax Matters.
               -----------

       (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since June 30, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

       (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability.

       (c)  For purposes of this Section 4.14:

               "Tax" or "Taxes" means federal, state, county, local, foreign, or
                ---      -----
other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

               "Tax Return" means any return, information report or filing with
                ----------
               respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.15.  Property. Neither the Company nor any of its subsidiaries owns
               --------
any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property, mineral or water rights, and buildings by the Company.

Section 4.16.  Intellectual Property. Each of the Company and its subsidiaries
               ---------------------
owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.17.  Internal Controls and Procedures. The Company maintains books and
               --------------------------------
records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.18.  No Misrepresentation. The representations and warranties of the
               --------------------
Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V


                          Covenants of the Investors

  Each Investor, severally and not jointly, covenants with the Company that:


Section 5.1.   Compliance with Law. The Investor's trading activities with
               -------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. The Investor shall comply with the distribution compliance period required by Regulation S of forty (40) days with respect to the Shares, Reset Shares and Warrant Shares.

                                  ARTICLE VI


                           Covenants of the Company

Section 6.1.   Registration Rights. The Company shall cause the Registration
               -------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof and shall use best efforts to timely prepare and file the Registration Statement, if necessary.

Section 6.2.   Reservation of Common Stock. As of the date hereof, the Company
               ---------------------------
has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Shares at each Closing and pursuant to any MFN Transaction (as hereinafter defined) and the Warrant Shares pursuant to any exercise of the Warrants.

Section 6.3.   Listing of Common Stock. The Company hereby agrees to maintain
               -----------------------
the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Shares and Warrant Shares. Prior to the second Closing, the Company shall hold a special meeting of its shareholders (or distribute an information statement following a shareholder action by written consent) to approve the issuance of a number of Shares, Warrant Shares and Reset Shares which may exceed 20% of the issued and outstanding shares of Common Stock on the date prior to the first Closing, in accordance with the rules of the Principal Market.

Section 6.4.   Exchange Act Registration. The Company will cause its Common
               -------------------------
Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section 6.5.   Legends. The certificates evidencing the Registrable Securities
               -------
shall be free of legends, except as set forth in Article IX.

Section 6.6.   Corporate Existence; Conflicting Agreements. The Company will
               -------------------------------------------
take all steps necessary to preserve and continue the corporate existence of the Company and its operating subsidiary. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto or which would impair the value of the subsidiary to the Company.

Section 6.7.   Consolidation; Merger. The Company shall not, at any time after
               ---------------------
the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Warrants.

Section 6.8.   Issuance of Common Stock and Warrant Shares. The sale of the
               -------------------------------------------
Shares and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements of Regulation S and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Shares and Warrants to the Investors as required by all applicable laws, and shall provide a copy thereof to the Investors promptly after such filing.

Section 6.9.   Limitation on Future Financing. The Company agrees that it will
               ------------------------------
not enter into any sale of its securities until 180 days after each Closing, except for any sales (i) pursuant to any presently existing employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money.

Section 6.10.  Subsequent Sale at Lower Price; Reset of Purchase Price.
               --------------------------------------------------------

       (a)  Required Adjustments. Subject to the exclusions contained in Section
            --------------------
6.10(g) below, if during the period ending twelve months after each Closing (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Purchase Price per share (as adjusted for any Reset Shares issued pursuant to Section 6.10(d)) applicable to such Closing, the Purchase Price per share of the Shares originally sold to an Investor hereunder and still held by such Investor on the closing date of such subsequent transaction shall be adjusted downward to equal such lower Per Share Selling Price and such Investor shall be entitled to receive the additional shares as provided by Section 6.10(c). The Company shall give to each Investor written notice of any such sale within 24 hours of the closing of any such sale.

       (b)  Definitions.
            -----------

               (i) For the purpose of this Section 6.10, the term "Per Share Selling Price" as used in this Section 6.10 shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common

                       Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

               (ii) The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or
                       (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

               (iii) The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

               (iv)    The term "MFN Period" shall have the meaning set forth in
                       Section 6.10(a), above.

     (c)  Adjustment Mechanism. If an adjustment of the Purchase Price is
          --------------------
required pursuant to Section 6.10(a), the Company shall deliver to the Investor within eight calendar days of the closing of the transaction giving rise to the adjustment or by such other date as may be required by Section 6.10(e) ("Delivery Date") the Investor's share of such number of additional shares of Common Stock equal to (i) the aggregate Purchase Price paid by the Investor for the Shares still held by the Investor divided by the adjusted Per Share Purchase Price as required under Section 6.10(a), minus (ii) the total number of shares of Common Stock previously delivered to the Investor hereunder; provided
                                                                --------
however, that the Company shall delay effecting such adjustment, in whole or in
-------
part, to the extent required by Section 6.10(e). In the event the Company fails to deliver the additional shares by the applicable Delivery Date, the Company shall be liable to the Investor for a delay payment equal to 2% of the Purchase Price per month payable in Common Stock or cash, at the Investor's election.

     (d)  Reset Shares. Each Investor shall be entitled, upon demand as set
          ------------
forth in the Escrow Agreement, to receive additional shares of Common Stock ("Reset Shares") as follows:

               (i) Shares purchased at each Closing shall only be entitled to be reset once. Up to one-third of the Shares purchased at each Closing may be reset on or after 90, 180 and 270 days after each Closing (on a cumulative basis), if such shares are still beneficially owned by the Investor on the date such reset is requested, on a first-purchased, first-reset basis. No reset shall be made more than one year after the applicable Closing. If the Reset Price for any reset prior to 180 days from such Closing is less than $5.00, such reset shall be deferred until the earlier of the date on which such minimum Reset Price of $5.00 is reached or such 180th day, and if a Reset Price of $5.00 or greater has not been achieved by such 180th day, the Reset Price shall be calculated as of such 180th day without regard to any minimum Reset Price.

               (ii) The Reset Price shall be the average of the two lowest closing bid prices of the Common Stock during the ten Trading Days ending on the Trading Day prior to the Reset Date, as specified in the Investor's Reset Notice, as described in the Escrow Agreement.

               (iii) The number of Reset Shares to be issued pursuant to any Reset Notice shall be determined by the following formula:

                              (115% of the Purchase Price - Reset Price) times
                       the number of Shares to be reset, divided by the Reset Price

               (iv) The Reset Shares shall be delivered as set forth in the Escrow Agreement.

     (e)  Limitation on Number of Shares.
          ------------------------------

               (i) If by way of any adjustment required by this Section 6.10, the Investor would receive a number of shares of Common Stock such that the total number of such shares beneficially owned (within the meaning of Section 13(d) of the Exchange Act) by the Investor as of the date of such adjustment would be greater than 9.90% but less than 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 120 days following the date such adjustment would have otherwise been made.

               (ii) If by way of any adjustment required by this Section 6.10, the Investor would receive a number of shares of Common Stock such that the total number of such shares beneficially owned by the Investor as of the date of such adjustment would equal or exceed 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 180 days following the date such adjustment would have otherwise been made.

     (f)  Capital Adjustments. In case of any stock split or reverse stock
          -------------------
split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 6.10 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     (g)  Exclusions. Section 6.10(a) shall not apply to (i) sales of shares of
          ----------
Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) sales of shares of Common Stock by the Company pursuant to the provisions of any shareholder-approved option or similar plan heretofore adopted by the Company.

     (h)  Limitation on Issuance. Unless the Company has received the approval
          ----------------------
of its shareholders pursuant to the Corporate Governance Rules of the Nasdaq Stock Market, under no circumstances shall the Company issue MFN Shares or Reset Shares in a number which, when added to the Shares and the Warrants, would exceed 20% of the number of shares of Common Stock issued and outstanding prior to the first Closing Date.

     (i)  Right of Investor to Participate in Future Transactions. The Company
          -------------------------------------------------------
agrees that during the MFN Period the Investor will have a right to participate in future non-public capital raising transactions as set forth in this Section
6.10. The Company shall give advance written notice to each Investor prior to any offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities in a non-public capital raising transaction. Prior to the closing of any such transaction, each Investor shall have the right to participate in its pro rata share of such new offering and purchase in such third-party sale up to the entire amount of such new transaction. In order to exercise this right, an Investor must give written notice to the Company of the Investor's election to participate and such notice must be given within five (5) Trading Days following receipt of the notice from the Company. In the event the Company gives notice to the Investor of an expected transaction pursuant to this Section 6.10 but does not consummate such transaction, the Company will give the Investor prompt written notice of the cancellation of such transaction. If, subsequent to the Company giving notice to the Investor hereunder, the terms and conditions of the proposed third-party sale are changed in any way, the Company shall be required to provide a new notice to the Investor hereunder and the Investor shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

Section 6.11.  Repurchase of Shares by Company.  If the Company receives a
               -------------------------------
notice from the Nasdaq Stock Market stating that the Company's Common Stock will be delisted therefrom for any reason, then, upon demand of any Investor, the Company shall repurchase from such Investor all Shares then held by such Investor, at a price equal to the Purchase Price, and assuming that all Reset Shares which could have been issued pursuant to Section 6.10(d) have been so issued. Such repurchase shall be effected within five (5) Trading Days of receipt of demand from the Investor if legally permissible, and if not legally permissible then, at earliest possible date when such repurchase would be legal.

                                  ARTICLE VII


                           Survival; Indemnification

Section 7.1.   Survival. The representations, warranties and covenants made by
               --------
each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2.   Indemnity. (a) The Company hereby agrees to indemnify and hold
               ---------
harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

               (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

               (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

               (iii) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

     (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3.   Notice. Promptly after receipt by either party hereto seeking
               ------
indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4.   Direct Claims. In the event one party hereunder should have a
               -------------
claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                 ARTICLE VIII


        Due Diligence Review; Non-Disclosure of Non-Public Information.

Section 8.1.   Due Diligence Review. Subject to Section 8.2, the Company shall
               --------------------
make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.   Non-Disclosure of Non-Public Information.
               ----------------------------------------

       (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors or the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

       (b) Nothing herein shall require the Company to disclose material non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE IX


                     Legends; Transfer Agent Instructions

Section 9.1.   Legends. Each certificate representing Shares, Warrant Shares or
               -------
Reset Shares shall not contain any restrictive legend, except that each such certificate will have a stapled attachment bearing the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S THEREUNDER AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section 9.2.   Transfer Agent Instructions. Upon the execution and delivery
               ---------------------------
hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section 9.3.   No Other Legend or Stock Transfer Restrictions. No legend other
               ----------------------------------------------
than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX, and the prohibition of transfers of the Registrable Securities except in compliance with the requirements of Regulation S, which the Investors each hereby acknowledge.

Section 9.4.   Investors' Compliance. The Investors shall not remove the affixed
               ---------------------
Legend prior to the end of the forty (40) day distribution compliance period applicable to the Shares, the Warrant Shares, or, if issued, the Reset Shares. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock, whether pursuant to registration, Regulation S or another exemption from registration.

                                   ARTICLE X


                             Choice of Law, Venue

Section 10.1.  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Province of Ontario applicable to contracts made in Ontario by persons domiciled in Toronto and without regard to its principles of conflicts of laws. Any action respecting the enforcement of this Agreement shall be brought in a provincial or Federal court of competent jurisdiction located in the city of Toronto. Each party consents to the personal jurisdiction of such court and waives any defenses thereto. The non-prevailing party to any action (as determined by the Court) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such action. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party shall be entitled to attorneys' fees in connection therewith.

                                  ARTICLE XI


                                  Assignment

Section 11.1.  Assignment. Neither this Agreement nor any rights of the
               ----------
Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Shares or Warrants purchased or acquired by any Investor hereunder with respect to the Shares or Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to and is able to truthfully make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.

                                  ARTICLE XII


                                    Notices

Section 12.1.  Notices. All notices, demands, requests, consents, approvals, and
               --------
other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                      Qiao Xing Universal Telephone, Inc.
                                        Qiao Xing Building
                                        Wu Shi Industrial Zone
                                        Huizhou City, Guangdong, P.R.C.
                                        Attention: Chairman
                                        Telephone: 011-86-752-280-8188
                                        Facsimile: 011-86-752-280-4718

with a copy to (shall not constitute    Andrew N. Bernstein, P.C.
notice):                                5445 DTC Parkway, Suite 520
                                        Greenwood Village, CO 80111
                                        Attention: Andrew N. Bernstein, Esq.
                                        Telephone: (303) 770-7131
                                        Facsimile: (303) 770-7332

if to the Investors:                    As set forth on the signature pages
                                        hereto

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

                                 ARTICLE XIII


                                 Miscellaneous

Section 13.1.  Counterparts/ Facsimile/ Amendments. This Agreement may be
               -----------------------------------
executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2.  Entire Agreement. This Agreement, the agreements attached as
               ----------------
Exhibits hereto, which include, but are not limited to the Warrants, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3.  Severability. In the event that any provision of this Agreement
               ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4.  Headings. The headings used in this Agreement are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5.  Number and Gender. There may be one or more Investors parties to
               -----------------
this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 13.6.  Replacement of Certificates. Upon (i) receipt of evidence
               ---------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company and its transfer agent or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7.  Fees and Expenses. Each of the Company and the Investors agrees
               -----------------
to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of counsel and accountants to the Investors, in an amount equal to $20,000 all as set forth in the Escrow Agreement.

Section 13.8.  Brokerage. Each of the parties hereto represents that it has had
               ---------
no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for the fees described in the Escrow Agreement. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 13.9.  Publicity. The Company agrees that it will not issue any press
               ---------
release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

Section 13.10. Currency. Unless specified otherwise, all references to
               --------
dollars ($) in this Agreement and all other agreements which are attached as exhibits hereto, are references to United States Dollars.

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                   Qiao Xing Universal Telephone, Inc.

                                   By:  ___________________________________
                                        Rui Lin Wu, Chairman

Address: 175 Bloor Street East     Investor:  BH Capital Investments, L.P.
South Tower, 7/th/ Floor           By: HB and Co., Inc., its General Partner
Toronto, Ontario, Canada M4W 3R8
Fax: 416-929-5314                  By:_____________________________________
One-half of total commitment       Name: Henry Brachfeld, President



Address: 33 Prince Arthur Avenue   Investor: Excalibur Limited Partnership
Toronto, Ontario, Canada M5R 1B2   By: Excalibur Capital Management, Inc.,
Fax: 416-964-8868                  its general partner

One-half of total commitment       By:_____________________________________
                                        Name:  William Hechter, President

                                                                       EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.


                            STOCK PURCHASE WARRANT


                 To Purchase 180,000 Shares of Common Stock of

                      Qiao Xing Universal Telephone, Inc.

          THIS CERTIFIES that, for value received, [_____________________] (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after December 31, 1999 (the "Initial Exercise Date") and on or prior to the close of business on December 31, 2004 (the "Termination Date") but not thereafter, to subscribe for and purchase from Qiao Xing Universal Telephone, Inc., a company duly incorporated and validly existing under the laws of the British Virgin Islands (the "Company"), up to one hundred eighty thousand (180,000) shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $_________ (110% of the average of the closing bid prices of the Common Stock on the Nasdaq Stock Market on the five Trading Days preceding the applicable Closing Date of the Common Stock and Warrants Purchase Agreement dated as of December 30, 1999 pursuant to which this Warrant has been issued (the "Purchase Agreement")). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Purchase Agreement, the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. The Exercise Price shall be reduced to equal 110% of the average of the closing bid prices of the Common Stock on the Nasdaq Stock Market on the five Trading Days preceding the 180th day after the Closing Date, if such price would be lower than the initial Exercise Price (adjusted for any subsequent stock splits or reverse splits).

          1.   Title to Warrant. Prior to the Termination Date and subject to
               ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

          2.   Authorization of Shares. The Company covenants that all shares of
               -----------------------
Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

          3.   Exercise of Warrant. Except as provided in Section 4 herein,
               -------------------
exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid, if such shares have not been previously delivered to an escrow agent for the benefit of the Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to
Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. . The Holder shall also have the right to a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price per share of Common Stock on the Trading Day preceding the date of such election;

(B) = the Exercise Price of the Warrant; and

(X) = the number of shares issuable upon exercise of the Warrant in accordance with the terms of this Warrant.

          4.   No Fractional Shares or Scrip. No fractional shares or scrip
               -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

          5.   Charges, Taxes and Expenses. Issuance of certificates for shares
               ---------------------------
of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          6.   Closing of Books. The Company will not close its shareholder
               ----------------
books or records in any manner which prevents the timely exercise of this Warrant.

          7.   Transfer, Division and Combination. (a) Subject to compliance
               ----------------------------------
with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

               (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

               (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

          8.   No Rights as Shareholder until Exercise. This Warrant does not
               ---------------------------------------
entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

          9.   Loss, Theft, Destruction or Mutilation of Warrant. The Company
               -------------------------------------------------
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and its transfer agent, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          10.  Saturdays, Sundays, Holidays, etc. If the last or appointed day
               ---------------------------------
for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

          11.  Adjustments of Exercise Price and Number of Warrant Shares. (a)
               ----------------------------------------------------------
Stock Splits, etc. The number and kind of securities purchasable upon the
------------------
exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) Reorganization, Reclassification, Merger, Consolidation or
                   ----------------------------------------------------------
Disposition of Assets.   In case the Company shall reorganize its capital,
---------------------
reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          12.  Voluntary Adjustment by the Company. The Company may at any time
               -----------------------------------
during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          13.  Notice of Adjustment. Whenever the number of Warrant Shares or
               --------------------
number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

          14.  Notice of Corporate Action.  If at any time:
               --------------------------

               (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(c).

          15.  Authorized Shares. The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

               The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Upon the request of Holder, the Company will at any time during the period this Warrant is exercisable acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

               Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

               Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          16.  Miscellaneous.
               -------------

               (a)  Jurisdiction. This Warrant shall be binding upon any
                    ------------
successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Ontario,

Canada, without regard to its conflict of law, principles or rules. Jurisdiction and venue shall be as set forth in Article X of the Purchase Agreement.

               (b)  Nonwaiver and Expenses. No course of dealing or any delay or
                    ----------------------
failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder if Holder is the prevailing party.

               (c)  Notices. Any notice, request or other document required or
                    -------
permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

               (d)  Limitation of Liability. No provision hereof, in the absence
                    -----------------------
of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

               (e)  Remedies. Holder, in addition to being entitled to exercise
                    --------
all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (f)  Successors and Assigns. Subject to applicable securities
                    ----------------------
laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

               (g)  Indemnification. The Company agrees to indemnify and hold
                    ---------------
harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided,
                                                                   --------
however, that the Company will not be liable hereunder to the extent that any
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

               (h)  Amendment. This Warrant may be modified or amended or the
                    ---------
provisions hereof waived with the written consent of the Company and the Holder.

               (i)  Severability. Wherever possible, each provision of this
                    ------------
Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               (j)  Headings. The headings used in this Warrant are for the
                    --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: January ______, 2000
                                   Qiao Xing Universal Telephone, Inc.



                                   By:__________________________________________
                                             Rui Lin Wu, Chairman

                              NOTICE OF EXERCISE



To:  Qiao Xing Universal Telephone, Inc.



          (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Qiao Xing Universal Telephone, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



               _______________________________
               (Name)

               _______________________________
               (Address)
               _______________________________




Dated:


                                               ______________________________
                                               Signature

                                ASSIGNMENT FORM

                   (To assign the foregoing warrant, execute
                  this form and supply required information.
                Do not use this form to exercise the warrant.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


____________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

                                          Dated: ___________, _______


               Holder's Signature: _____________________________

               Holder's Address:   _____________________________

                                   _____________________________



Signature Guaranteed:  ________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                  APPENDIX B



     CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT

     FORM OF CONVERTIBLE DEBENTURE

     FORM OF STOCK PURCHASE WARRANT

             CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT

                                    Between


                      Qiao Xing Universal Telephone, Inc.

                                      and

                        the Investors Signatory Hereto

     CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT dated as of May 24, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Qiao Xing Universal Telephone, Inc., a company duly incorporated and validly existing under the laws of the British Virgin Islands (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase in the aggregate, (i) $10,000,000 principal amount of Convertible Debentures (as defined below) and (ii) Warrants (as defined below) to purchase up to 360,000 shares of the Common Stock (as defined below).

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation S ("Regulation S") and the other rules and regulations promulgated under the United States Securities Act of 1933 (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                              Certain Definitions

Section 1.1.  "Capital Shares" shall mean the Common Stock and any shares
               --------------
of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2.  "Capital Shares Equivalents" shall mean any securities, rights,
               --------------------------
or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3.  "Closing" shall mean the Closing of the purchase and sale of the
               -------
Convertible Debentures and Warrants pursuant to Section 2.1.

Section 1.4.   "Closing Date" shall mean the date on which all conditions to the
                ------------
Closing have been satisfied (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

Section 1.5.   "Common Stock" shall mean the Company's common stock, $0.001 par
                ------------
value per share.

Section 1.6.   "Convertible Debentures" shall mean the zero-coupon convertible
                ----------------------
debentures of the Company in the form of Exhibit H hereto.

Section 1.7.   "Custodial Agreement" shall mean the Custodial Agreement in
                -------------------
substantially the form of Exhibit F hereto with respect to the Convertible Debentures and the Warrant Shares, executed and delivered contemporaneously with this Agreement.

Section 1.8.   "Custodian" shall mean the Custodian named in the Custodial
                ---------
Agreement, or any successor thereto.

Section 1.9.   "Damages" shall mean any loss, claim, damage, judgment, penalty,
                -------
deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.10.   "Escrow Agent" shall have the meaning set forth in the Escrow
                 ------------
Agreement.

Section 1.11.  "Escrow Agreement" shall mean the Escrow Agreement in
                ----------------
substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

Section 1.12.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations promulgated thereunder.

Section 1.13.  "Legend" shall mean the legend set forth in Section 9.1.
                ------

Section 1.14.  "Material Adverse Effect" shall mean any effect on the business,
                -----------------------
operations, share price, properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Convertible Debentures, the Registration Rights Agreement, the Escrow Agreement, or the Warrants in any material respect.

Section 1.15.  "Outstanding" when used with reference to shares of Common Stock
                -----------
or Capital Shares, shall mean, at any date as of which the number of such shares is to be determined, all issued and outstanding shares, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, however, that
                                                  --------  -------
"Outstanding" shall not mean any such shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.16.  "Person" shall mean an individual, a corporation, a partnership,
                ------
an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.17.  "Principal Market" shall mean the American Stock Exchange, the
                ----------------
NASDAQ National or SmallCap Markets, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume on each such market.

Section 1.18.  "Purchase Price" shall mean the face principal amount of the
                --------------
Convertible Debentures.

Section 1.19.  "Registrable Securities" shall mean the Shares and the Warrant
                ----------------------
Shares until the earliest of (i) the Registration Statement has been declared effective by the SEC, and all Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(iv) such time as, in the opinion of counsel to the Company, all Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Regulation S or Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.20.  "Registration Rights Agreement" shall mean the agreement
                -----------------------------
regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investors as of the Closing Date in the form annexed hereto as Exhibit B.

Section 1.21.  "Registration Statement" shall mean a registration statement on
                ----------------------
Form F-3 (or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.22.  "Regulation S" shall have the meaning set forth in the recitals
                ------------
of this Agreement.

Section 1.23.  "SEC" shall mean the Securities and Exchange Commission.
                ---

Section 1.24.  "Securities Act" shall have the meaning set forth in the recitals
                --------------
of this Agreement.

Section 1.25.  "SEC Documents" shall mean the Company's Registration Statement
                -------------
on Form F-1 and all amendments thereto, Annual Report on Form 20-F for the fiscal year ended December 31, 1998 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act.

Section 1.26.  "Shares" shall mean the shares of Common Stock issuable upon
                ------
conversion of the Convertible Debentures pursuant to this Agreement.

Section 1.27.  "Trading Day" shall mean any day during which the Principal
                -----------
Market shall be open for business.

Section 1.28.  "Warrants" shall mean the Warrants substantially in the form of
                --------
Exhibit A to be issued to the Investors hereunder.

Section 1.29.  "Warrant Shares" shall mean all shares of Common Stock or other
                --------------
securities issued or issuable pursuant to exercise of the Warrants.

                                  ARTICLE II

            Purchase and Sale of Convertible Debenture and Warrants

Section 2.1.   Investment.
               ----------

     (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase up to $10,000,000 worth of the Convertible Debentures together with the Warrants at the Purchase Price on the Closing Date. Upon satisfaction by the Company of the Closing conditions set forth in Section 2.1(b), the Investors shall each deliver to the Escrow Agent their proportionate share of the sum of Ten Million Dollars ($10,000,000) in immediately available funds and the Company shall deliver the Convertible Debentures so purchased at the Purchase Price and the Warrants to the Escrow Agent, to be held by the Escrow Agent pursuant to the Escrow Agreement. Upon satisfaction of the conditions set forth in Section 2.1(b), the Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Convertible Debentures purchased and the Warrants to the appropriate Investor and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

     (b) The Closing is subject to the satisfaction or waiver by the party sought to be benefited thereby of the following conditions:

               (i) acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

               (ii) delivery into escrow by each Investor of immediately available funds in the amount of the Purchase Price of the Convertible Debentures and the Warrants, as applicable to the Closing, as more fully set forth in the Escrow Agreement;

               (iii) all representations and warranties of the Investors
                     contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

               (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

               (v) the sale and issuance of the Convertible Debentures and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

               (vi) delivery of the original fully executed Convertible Debentures and Warrant certificates to the Escrow Agent;

               (vii) delivery to the Escrow Agent of the opinion of Andrew N. Bernstein, P.C., counsel to the Company, covering the substance of the form of Exhibit D hereto;

               (viii) delivery to the Escrow Agent of the Instructions to
                      Transfer Agent in the form attached hereto as Exhibit E;

               (ix) delivery to the Escrow Agent of the Registration Rights Agreement; and

               (x) delivery to the Escrow Agent of a written agreement of Wu Holdings Ltd., the majority shareholder of the Company, agreeing to vote its shares of Common Stock in favor of a shareholder proposal to be presented to the next meeting of shareholders to permit the issuance of a number of shares pursuant to this Agreement which exceeds 20% of the issued and outstanding shares of Common Stock immediately prior to December 31, 1999.

Section 2.2.   Warrants.  The number of Warrants to be issued at the Closing
               --------
shall equal 180,000 per $5,000,000 invested. The exercise price of the Warrants shall be 110% of the average of the closing bid prices on the five (5) Trading Days immediately preceding the Closing Date and may be reset 180 days after the Closing Date as set forth in the Warrants.

Section 2.3.   Liquidated Damages.  The parties hereto acknowledge and agree
               ------------------
that the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                  Representations and Warranties of Investor

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1.   Intent.  The Investor is entering into this Agreement for its own
               ------
account and not with a view to or for sale in connection with any distribution of the Convertible Debentures or the Shares. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debentures, the Shares, the Warrants, or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Convertible Debentures, the Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition, including, without limitation, Regulation S.

Section 3.2.   Sophisticated Investor.  The Investor is a non-United States
               ----------------------
Person (as defined in Regulation S) and is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Debentures and the Warrants. The Investor acknowledges that an investment in the Convertible Debentures is speculative and involves a high degree of risk. The Investor is aware of the restrictions on resale of the Convertible Debentures, the Shares, the Warrants and the Warrant Shares imposed by Regulation S, and subject to its rights under the Registration Rights Agreement, agrees to abide thereby.

Section 3.3.   Authority.  This Agreement and each agreement attached as an
               ---------
Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Investor is organized under the laws of Canada and does not maintain any place of business in the United States.

Section 3.4.   Not an Affiliate.  The Investor is not an officer, director or
               ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5.   Absence of Conflicts.  The execution and delivery of this
               --------------------
Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6.   Disclosure; Access to Information.  The Investor has received all
               ---------------------------------
documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents.

Section 3.7.   Manner of Sale.  At no time was Investor presented with or
               --------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising, or any solicitation in the United States.

                                  ARTICLE IV

                 Representations and Warranties of the Company

The Company represents and warrants to the Investors that, except as set forth in the SEC Documents or previously disclosed to the Investors or on the Disclosure Schedule prepared by the Company and attached hereto as Exhibit G, or as contemplated by this Agreement:

Section 4.1.   Organization of the Company.  The Company is a company duly
               ---------------------------
incorporated and validly existing in good standing under the laws of the British Virgin Islands and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more than fifty percent (50%) of or control any other business entity. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. More than 50% of the Company's Common Stock is held of record by residents who are not residents of the United States, a majority of the Company's directors and executive officers are not United States citizens or residents and more than 50% of the Company's assets are located in the People's Republic of China.

Section 4.2.   Authority.  (i) The Company has the requisite corporate power and
               ---------
corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Custodial Agreement and the Warrants and to issue the Convertible Debentures, the Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the custodial Agreement, the Convertible Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debentures, the Custodial Agreement and the Warrants have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debentures and the exercise of the Warrants.

Section 4.3.   Capitalization.  The authorized capital stock of the Company
               --------------
consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 13,428,669 shares are issued and outstanding as of May 24, 2000. There are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4.   Common Stock.  The Company has registered its Common Stock
               ------------
pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act applicable to a "foreign private issuer", and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq National Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5.   SEC Documents.  The Company has made available to the Investors
               -------------
true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements. Without limiting the foregoing, the Company (i) is not in default (whether declared by the lender or otherwise) on any debt for borrowed money, (ii) does not have, as of December 15, 1999, bad or doubtful receivables in excess of $100,000 in the aggregate,
(iii) has no accounts payable more than 90 days past due, (iv) has made adequate provision for obsolete inventory, and, at May 23, 2000, had a cash position of $11,231,884.

Section 4.6.   Exemption from Registration; Valid Issuances.  Subject to the
               --------------------------------------------
accuracy of the Investors' representations in Article III, the sale of the Convertible Debentures, the Shares, the

Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. When issued upon conversion of a Convertible Debenture in accordance with its terms, the Shares will be duly and validly issued, fully paid and non-assessable. Neither the sales of the Convertible Debentures, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debentures or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debentures, the Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Debentures, the Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7.   No General Solicitation or Advertising in Regard to this
               --------------------------------------------------------
Transaction.  Neither the Company nor, to the knowledge of the Company, any of
-----------
its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Debentures, the Shares, the Warrants or the Warrant Shares under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

Section 4.8.   No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Convertible Debentures, the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Memorandum or Articles of Association or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing, or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

Section 4.9.   No Material Adverse Change. Since June 30, 1999, no Material
               --------------------------
Adverse Effect has occurred or exists with respect to the Company.

Section 4.10.  No Undisclosed Events or Circumstances.  Since June 30, 1999, no
               --------------------------------------
event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.11.  Litigation and Other Proceedings.  There are no lawsuits or
               --------------------------------
proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.12.  No Misleading or Untrue Communication.  The Company and, to the
               -------------------------------------
knowledge of the Company, any of its officers and directors in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.13.  Material Non-Public Information.  The Company has not disclosed
               -------------------------------
to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.14.  Tax Matters.
               -----------
     (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since June 30, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability.

     (c)  For purposes of this Section 4.14:

               "Tax" or "Taxes" means federal, state, county, local, foreign, or
                ---      -----
other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

               "Tax Return" means any return, information report or filing with
                ----------
               respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.15.  Property.  Neither the Company nor any of its subsidiaries owns
               --------
any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property, mineral or water rights, and buildings by the Company.

Section 4.16.  Intellectual Property.  Each of the Company and its subsidiaries
               ---------------------
owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.17.  Internal Controls and Procedures.  The Company maintains books
               --------------------------------
and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.18.  No Misrepresentation.  The representations and warranties of the
               --------------------
Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                          Covenants of the Investors

     Each Investor, severally and not jointly, covenants with the Company that:

Section 5.1.  Compliance with Law.  The Investor's trading activities with
              -------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. The Investor shall comply with the distribution compliance period required by Regulation S with respect to the Shares and Warrant Shares.

                                  ARTICLE VI

                           Covenants of the Company

Section 6.1.  Registration Rights.  The Company shall cause the Registration
              -------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof and shall use best efforts to timely prepare and file the Registration Statement, if necessary.

Section 6.2.  Reservation of Common Stock.  As of the date hereof, the Company
              ---------------------------
has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Shares upon conversion of a Convertible Debenture and the Warrant Shares pursuant to any exercise of the Warrants.

Section 6.3.  Listing of Common Stock.  The Company hereby agrees to maintain
              -----------------------
the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Shares and Warrant Shares. The Company shall hold a meeting of its shareholders within sixty (60) days of the Closing for the purpose of approving the issuance of a number of Conversion Shares and Warrant Shares, which, when added to the shares of Common Stock and shares issuable upon exercise of warrants issued pursuant to that certain Common Stock and Warrants Purchase Agreement dated as of December 30, 1999 among the Company and the Investors, would exceed 19.9% of the number of shares of Common Stock issued and outstanding on December 31, 1999.

Section 6.4.  Exchange Act Registration.  The Company will cause its Common
              -------------------------
Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section 6.5.  Legends.  The certificates evidencing the Registrable Securities
              -------
shall be free of legends, except as set forth in Article IX.

Section 6.6.  Corporate Existence; Conflicting Agreements.  The Company will
              -------------------------------------------
take all steps necessary to preserve and continue the corporate existence of the Company and its operating subsidiary. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto or which would impair the value of the subsidiary to the Company.

Section 6.7.  Consolidation; Merger.  The Company shall not, at any time after
              ---------------------
the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Warrants.

Section 6.8.  Issuance of Shares and Warrant Shares.  The sale of the
              -------------------------------------
Convertible Debentures and the Warrants and the issuance of the Shares and Warrant Shares pursuant to conversion of the Convertible Debentures or exercise of the Warrants shall be made in accordance with the provisions and requirements of Regulation S and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Convertible Debentures and Warrants to the Investors as required by all applicable laws, and shall provide a copy thereof to the Investors promptly after such filing.

Section 6.9.  Limitation on Future Financing.  The Company agrees that it will
              ------------------------------
not enter into any sale of its securities until 180 days after the Closing, except for any sales (i) pursuant to any presently existing employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money.


Section 6.10. Right of Investor to Participate in Future Transactions.  The
              -------------------------------------------------------
Company agrees that for a period of one year from the Closing the Investor will have a right to participate in future non-public capital raising transactions as set forth in this Section 6.10. The Company shall give advance written notice to each Investor prior to any offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities in a non-public capital raising transaction. Prior to the closing of any such transaction, each Investor shall have the right to participate in its pro rata share of such new offering and purchase in such third-party sale up to the entire amount of such new transaction. In order to exercise this right, an Investor must give written notice to the Company of the Investor's election to participate and such notice must be given within five (5) Trading Days following receipt of the notice from the Company. In the event the Company gives notice to the Investor of an expected transaction pursuant to this Section 6.10 but does not consummate such transaction, the Company will give the Investor prompt written notice of the cancellation of such transaction. If, subsequent to the Company giving notice to the Investor hereunder, the terms and conditions of the proposed third-party sale are changed in any way, the Company shall be required to provide a new notice to the Investor hereunder and the Investor shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

Section 6.11. Repurchase of Shares by Company.  If the Company receives a
              -------------------------------
notice from the Nasdaq Stock Market stating that the Company's Common Stock will be delisted therefrom for any reason, then, upon demand of any Investor, the Company shall repurchase from such Investor all Convertible Debentures then held by such Investor, at a price equal to the Volume Adjusted Price on the date of such demand multiplied by the number of Shares into which the Convertible Debenture could then be converted. Such repurchase shall be effected within five (5) Trading Days of receipt of demand from the Investor if legally permissible, and if not legally permissible then, at earliest possible date when such repurchase would be legal.

                                  ARTICLE VII

                           Survival; Indemnification

Section 7.1.  Survival.  The representations, warranties and covenants made by
              --------
each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2.  Indemnity.  (a) The Company hereby agrees to indemnify and hold
              ---------
harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          (iii) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

     (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3.  Notice.  Promptly after receipt by either party hereto seeking
              ------
indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4.  Direct Claims.  In the event one party hereunder should have a
              -------------
claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                 ARTICLE VIII

        Due Diligence Review; Non-Disclosure of Non-Public Information.


Section 8.1.  Due Diligence Review.  Subject to Section 8.2, the Company shall
              --------------------
make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.  Non-Disclosure of Non-Public Information.
              ----------------------------------------

     (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors or the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

     (b) Nothing herein shall require the Company to disclose material non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE IX

                     Legends; Transfer Agent Instructions

Section 9.1.  Legends.  Each certificate representing the Convertible Debentures
              -------
or Warrants, or, if the convertible Debentures are converted before 41 days after the Closing or the Warrants are exercised before 41 days after the Closing, the Shares and the Warrant Shares, shall not contain any restrictive legend, except that each such certificate will have a legend or stapled attachment bearing the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S THEREUNDER AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section 9.2.  Transfer Agent Instructions.  Upon the execution and delivery
              ---------------------------
hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section 9.3.  No Other Legend or Stock Transfer Restrictions.  No legend other
              ----------------------------------------------
than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX, and the prohibition of transfers of the Registrable Securities except in compliance with the requirements of Regulation S, which the Investors each hereby acknowledge.

Section 9.4.  Investors' Compliance.  The Investors shall not remove the affixed
              ---------------------
Legend prior to the end of the forty (40) day distribution compliance period applicable to the Convertible Debentures, the Shares, the Warrants or the Warrant Shares. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock, whether pursuant to registration, Regulation S or another exemption from registration.

                                   ARTICLE X

                             Choice of Law, Venue

Section 10.1.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Province of Ontario applicable to contracts made in Ontario by persons domiciled in Toronto and without regard to its principles of conflicts of laws. Any action respecting the enforcement of this Agreement shall be brought in a provincial or Federal court of competent jurisdiction located in the city of Toronto. Each party consents to the personal jurisdiction of such court and waives any defenses thereto. The non-prevailing party to any action (as determined by the Court) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such action. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party shall be entitled to attorneys' fees in connection therewith.

                                  ARTICLE XI

                                  Assignment

Section 11.1.  Assignment.  Neither this Agreement nor any rights of the
               ----------
Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Shares or Warrants purchased or acquired by any Investor hereunder with respect to the Shares or Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to and is able to truthfully make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.

                                  ARTICLE XII

                                    Notices

Section 12.1.  Notices.  All notices, demands, requests, consents, approvals,
               -------
and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                    Qiao Xing Universal Telephone, Inc.
                                      Qiao Xing Building
                                      Wu Shi Industrial Zone
                                      Huizhou City, Guangdong, P.R.C.
                                      Attention: Chairman
                                      Telephone: 011-86-752-280-8188
                                      Facsimile: 011-86-752-280-4718

with a copy to (shall not constitute  Andrew N. Bernstein, P.C.
notice):                              5445 DTC Parkway, Suite 520
                                      Greenwood Village, CO 80111
                                      Attention: Andrew N. Bernstein, Esq.
                                      Telephone: (303) 770-7131
                                      Facsimile: (303) 770-7332

if to the Investors:                  As set forth on the signature pages hereto

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

                                 ARTICLE XIII

                                 Miscellaneous

Section 13.1.  Counterparts/ Facsimile/ Amendments.  This Agreement may be
               -----------------------------------
executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2.  Entire Agreement.  This Agreement, the agreements attached as
               ----------------
Exhibits hereto, which include, but are not limited to the Convertible Debentures, the Warrants, the Escrow Agreement, the Custodial Agreement and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein. This Agreement also supersedes that certain Common Stock and Warrants Purchase Agreement among the parties hereto dated as of December 30, 1999 as to Article II thereof.

Section 13.3.  Severability.  In the event that any provision of this Agreement
               ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4.  Headings.  The headings used in this Agreement are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5.  Number and Gender.  There may be one or more Investors parties to
               -----------------
this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 13.6.  Replacement of Certificates.  Upon (i) receipt of evidence
               ---------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company and its transfer agent or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7.  Fees and Expenses.  Each of the Company and the Investors agrees
               -----------------
to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of counsel and accountants to the Investors, in an amount equal to $20,000 all as set forth in the Escrow Agreement.

Section 13.8.  Brokerage.  Each of the parties hereto represents that it has had
               ---------
no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for the fees described in the Escrow Agreement. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 13.9.  Publicity.  The Company agrees that it will not issue any press
               ---------
release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two

(2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

Section 13.10.  Currency.  Unless specified otherwise, all references to
                --------
dollars ($) in this Agreement and all other agreements which are attached as exhibits hereto, are references to United States Dollars.


     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       Qiao Xing Universal Telephone, Inc.



                                       By:__________________________________
                                          Rui Lin Wu, Chairman


Address: 175 Bloor Street East         Investor:  BH Capital Investments, L.P.
South Tower, 7/th/ Floor               By: HB and Co., Inc., its General Partner
Toronto, Ontario, Canada M4W 3R8
Fax: 416-929-5314                      By:__________________________________
One-half of total commitment           Name: Henry Brachfeld, President



Address: 33 Prince Arthur Avenue       Investor: Excalibur Limited Partnership
Toronto, Ontario, Canada M5R 1B2       By: Excalibur Capital Management, Inc.,
Fax: 416-964-8868                      its general partner

One-half of total commitment           By:__________________________________
                                            Name:  William Hechter, President

                                                                       EXHIBIT H


                           0% CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 2                                                  US $5,000,000

                      Qiao Xing Universal Telephone, Inc.

                0% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2004


          THIS DEBENTURE is issued by Qiao Xing Universal Telephone, Inc., a company organized and existing under the laws of the British Virgin Islands (the "Company") and is designated as its 0% Convertible Debenture Due December 31, 2004.

          FOR VALUE RECEIVED, the Company promises to pay to Excalibur Limited Partnership or permitted assigns (the "Holder"), the principal sum of Five Million Dollars (US) ($US5,000,000) on December 31, 2004 (the "Maturity Date"). This Debenture shall not bear any interest. The Company will pay the principal of this Debenture on the Maturity Date to the registered holder of this Debenture and addressed to such holder at the last address appearing on the Debenture Register in the form of Common Stock at the Conversion Price on the Maturity Date. The forwarding of such Common Stock shall constitute a payment of principal hereunder and shall satisfy and discharge the liability for principal of this Debenture to the extent of the sum represented by such Common Stock. This Debenture may not be prepaid without the express written consent of the Holder.

          This Debenture is subject to the following additional provisions:

     1. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture less than forty-one (41) days after the date hereof, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debenture and Warrants Purchase Agreement dated as of, May 24, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          2. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on the date hereof, the entire principal amount of this Debenture or any portion thereof, into shares of Common Stock of the Company ("Conversion Shares") at a fixed conversion price for each share of Common Stock ("Conversion Price") equal to $25.00 (adjusted for any subsequent stock splits or the like). On and after forty-one (41) days from the date hereof, the Holder of this Debenture is entitled to convert up to one third of the principal amount of this Debenture or any portion thereof at a variable Conversion Price equal to the lower of (a) $25.00 (adjusted for any subsequent stock splits or the like) or (b) the Reset Price. The Reset Price shall apply only if the closing bid price for the Common Stock on the Trading Day prior to the Conversion Date is less than $28.7356. The "Reset Price" shall be 87% of the Market Price. The Market Price shall be the average of the two lowest closing bid prices of the Common Stock during the fifteen (15) Trading Days ending on the Trading Day prior to the Conversion Date. On and after one hundred thirty
(130) days from the date hereof, the Holder of this Debenture is entitled to convert up to two thirds of the principal amount of this Debenture (on a cumulative basis) or any portion thereof at a variable Conversion Price equal to the lower of (a) $25.00 (adjusted for any subsequent stock splits or the like) or (b) the Reset Price. The Reset Price shall apply only if the closing bid price for the Common Stock on the Trading Day prior to the Conversion Date is less than $28.7356. On and after two hundred twenty (220) days from the date hereof, the Holder of this Debenture is entitled to convert up to the entire principal amount of this Debenture or any portion thereof at a variable Conversion Price equal to the lower of (a) $25.00 (adjusted for any subsequent stock splits or the like) or (b) the Reset Price. The Reset Price shall apply only if the closing bid price for the Common Stock on the Trading Day prior to the Conversion Date is less than $28.7356. Until 180 days after the date hereof, the Reset Price shall not be less than $5.00 (adjusted for subsequent stock splits or the like) (the "Floor Price").

     (a)  Required Adjustments. Subject to the exclusions contained in
          --------------------
subparagraph (d) below, if during the period ending twelve months after the date hereof (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than $25.00 per share (as adjusted for any subsequent stock splits and the like) other than pursuant to conversion of this Debenture or another Debenture of the same series issued pursuant to the Purchase Agreement, the fixed Conversion Price of $25.00 shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give the Holder written notice of any such sale within 24 hours of the closing of any such sale.

     (b)  Definitions. For the purpose of this Paragraph 2, the term "Per Share
          -----------
Selling Price" shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN

Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

     The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

     The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

     (c)  Capital Adjustments. In case of any stock split or reverse stock
          -------------------
split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Paragraph 2 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     (d)  Exclusions. Paragraph 2(a) shall not apply to (i) sales of shares of
          ----------
Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) sales of shares of Common Stock by the Company pursuant to the provisions of any shareholder-approved option or similar plan heretofore adopted by the Company.

     3. The Company shall at all times prior to the conversion in full or payment in full of this Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this Debenture at the Floor Price.

     4. Notwithstanding anything to the contrary contained herein, unless the shareholders of the Company shall have approved such issuance in accordance with the requirements of the Principal Market, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and the Warrants and the 1,210,001 shares and warrant shares issued or issuable in connection with that certain Common Stock and Warrants Purchase Agreement of the Company dated as of December 30, 1999) requires the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on December 31, 1999, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and, only as to conversions of this Debenture (or the portion thereof then being converted) occurring on or after the 61st day after the Closing Date, shall pay the Holder cash in the amount of the Volume Adjusted Price on the Conversion Date for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the Conversion Price. Any payments under this Paragraph 4 shall be made to an account designated in writing by the Holder to the Company when the Notice of Conversion is given. The rights of all holders of Convertible Debentures issued under the Purchase Agreement to convert their Convertible Debentures into shares of Common Stock shall be prorated among such holders based on their respective percentage holdings at the time of conversion of the aggregate outstanding amount of all Convertible Debentures in order to comply with the aforesaid overall limitation. Any conversion which is paid in cash under this Paragraph 4 shall be paid within five (5) Trading Days of the Conversion Date.

     5.   [intentionally omitted]

     6. (a) Conversion shall be effectuated by surrendering this Debenture to the Company's attorney together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number 303-770-7332, Attn.: Andrew N. Bernstein, Esq. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion. The Company's attorney shall provide a written acknowledgement to the Holder of the remaining principal amount of this Debenture, and shall maintain this Debenture in trust until it has been converted or repaid in full. If the Company shall fail to deliver the certificates representing the Common Stock within two (2) Trading Days after the Investors have given written notice via facsimile to the Custodian that such Common Stock has not been delivered within three (3) Trading Days of the Custodian delivering notice to the Transfer Agent (a copy of such notice shall be simultaneously delivered to the Investors via facsimile) to deliver such Common Stock ("Transfer Agent Notice Date") (the Transfer Agent Notice Date shall not occur more than three (3) Trading Days after the date of Notice of Conversion for the purpose of calculating liquidated damages pursuant to this provision), the Company shall pay the Holder liquidated damages of 2% per day of the principal amount sought to be converted. Such liquidated damages shall be paid within seven (7) Trading Days of demand therefor by the Holder.

     (b) Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

     (c) If at any time (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 6 or (b) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred thirty percent (130%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, if the Holder is the prevailing party in such dispute, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (b) to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

     7. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company.

     9. This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Toronto or the state courts of the Province of Ontario sitting in the City of Toronto in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     10. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     11. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock in excess of the amount of this Debenture upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 11. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 11 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 11. The provisions of this Paragraph 11 may be waived by the Holder of this Debenture upon not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 11 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 11 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If on the Maturity Date the conversion of this Debenture into Common Stock pursuant to Paragraph 4 would cause the limit contained in the first sentence of this Paragraph 11 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: May __, 2000

                                   Qiao Xing Universal Telephone, Inc.

                                   By:______________________________________
                                        Rui Lin Wu, President

Attest:


_______________________

                                   EXHIBIT A

                             NOTICE OF CONVERSION

  (To be Executed by the Registered Holder in order to Convert the Debenture)

          The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Qiao Xing Universal Telephone, Inc. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion* ________________________________________________________

Applicable Conversion Price * ______________________________________________


Signature __________________________________________________________________
                                    [Name]

Address: ___________________________________________________________________

         ___________________________________________________________________

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.


                            STOCK PURCHASE WARRANT


                 To Purchase 180,000 Shares of Common Stock of

                      Qiao Xing Universal Telephone, Inc.

THIS CERTIFIES that, for value received, Excalibur Limited Partnership (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 26, 2000 (the "Initial Exercise Date") and on or prior to the close of business on May 26, 2005 (the "Termination Date") but not thereafter, to subscribe for and purchase from Qiao Xing Universal Telephone, Inc., a company duly incorporated and validly existing under the laws of the British Virgin Islands (the "Company"), up to One Hundred Eighty Thousand (180,000) shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $24.378 (110% of the average of the closing bid prices of the Common Stock on the Nasdaq Stock Market on the five Trading Days preceding the Closing Date of the Convertible Debenture and Warrants Purchase Agreement dated as of May 24, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement")). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Purchase Agreement, the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. The Exercise Price shall be reduced to equal 110% of the average of the closing bid prices of the Common Stock on the Nasdaq Stock Market on the five Trading Days preceding the 180th day after the Closing Date, if such price would be lower than the initial Exercise Price (adjusted for any subsequent stock splits or reverse splits).

     1.   Title to Warrant. Prior to the Termination Date and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Authorization of Shares. The Company covenants that all shares of
          -----------------------
Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   Exercise of Warrant. Except as provided in Section 4 herein, exercise
          -------------------
of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid, if such shares have not been previously delivered to an escrow agent for the benefit of the Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. . The Holder shall also have the right to a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price per share of Common Stock on the Trading Day preceding the date of such election;

(B) = the Exercise Price of the Warrant; and

(X) = the number of shares issuable upon exercise of the Warrant in accordance with the terms of this Warrant.

     4.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

     5.   Charges, Taxes and Expenses. Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6.   Closing of Books. The Company will not close its shareholder books or
          ----------------
records in any manner which prevents the timely exercise of this Warrant.

     7.   Transfer, Division and Combination. (a) Subject to compliance with any
          ----------------------------------
applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     8.   No Rights as Shareholder until Exercise. This Warrant does not entitle
          ---------------------------------------
the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9.   Loss, Theft, Destruction or Mutilation of Warrant. The Company
          -------------------------------------------------
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and its transfer agent, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11.  Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock
          ----------------------------------------------------------      -----
Splits, etc. The number and kind of securities purchasable upon the exercise of
-----------
this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)  Reorganization, Reclassification, Merger, Consolidation or
               ----------------------------------------------------------
Disposition of Assets. In case the Company shall reorganize its capital,
---------------------
reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     12.  Voluntary Adjustment by the Company. The Company may at any time
          -----------------------------------
during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     13.  Notice of Adjustment. Whenever the number of Warrant Shares or number
          --------------------
or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     14.  Notice of Corporate Action. If at any time:
          --------------------------

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(c).

     15.  Authorized Shares. The Company covenants that during the period the
          -----------------
Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

          The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Upon the request of Holder, the Company will at any time during the period this Warrant is exercisable acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

          Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     16.  Miscellaneous.
          -------------

          (a)  Jurisdiction. This Warrant shall be binding upon any successors
               ------------
or assigns of the Company. This Warrant shall constitute a contract under the laws of Ontario,

Canada, without regard to its conflict of law, principles or rules. Jurisdiction and venue shall be as set forth in Article X of the Purchase Agreement.

          (b)  Nonwaiver and Expenses. No course of dealing or any delay or
               ----------------------
failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder if Holder is the prevailing party.

          (c)  Notices. Any notice, request or other document required or
               -------
permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (d)  Limitation of Liability. No provision hereof, in the absence of
               -----------------------
affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (e)  Remedies. Holder, in addition to being entitled to exercise all
               --------
rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (f)  Successors and Assigns. Subject to applicable securities laws,
               ----------------------
this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

          (g)  Indemnification. The Company agrees to indemnify and hold
               ---------------
harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided,
                                                                   --------
however, that the Company will not be liable hereunder to the extent that any
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

          (h)  Amendment. This Warrant may be modified or amended or the
               ---------
provisions hereof waived with the written consent of the Company and the Holder.

          (i)  Severability. Wherever possible, each provision of this Warrant
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j)  Headings. The headings used in this Warrant are for the
               --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: May ___, 2000
                              Qiao Xing Universal Telephone, Inc.



                              By: ______________________________________________
                                        Rui Lin Wu, Chairman

                              NOTICE OF EXERCISE



To:  Qiao Xing Universal Telephone, Inc.



          (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Qiao Xing Universal Telephone, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


               ____________________________
               (Name)

               ____________________________
               (Address)
               ____________________________




Dated:


                                               ______________________________
                                               Signature

                                ASSIGNMENT FORM

                   (To assign the foregoing warrant, execute
                  this form and supply required information.
                Do not use this form to exercise the warrant.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

____________________________________________________________________.



____________________________________________________________________

                                     Dated: ______________, ________


                   Holder's Signature: _____________________________

                   Holder's Address:   _____________________________

                                       _____________________________



Signature Guaranteed: ______________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

PROXY                                         This Proxy is Solicited on Behalf
                                                      of the Board of Directors

                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                      QIAO XING UNIVERSAL TELEPHONE, INC.
                           TO BE HELD JULY 21, 2000

  The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on June 15, 2000, at the Special Meeting of Shareholders to be held on Friday, July 21, 2000, or any adjournment or postponement thereof.

1.  To ratify and approve the Common Stock and Warrants    FOR AGAINST ABSTAIN
    Purchase Agreement dated as of December 30, 1999, and  [_]   [_]     [_]
    all transactions contemplated thereby, including the
    issuance of up to $20,000,000 of our common stock and
    shares issuable upon exercise of warrants to purchase
    our common stock (the "Sale of Common Stock
    Proposal").
2.  To ratify and approve the Convertible Debenture and    FOR AGAINST ABSTAIN
    Warrants Purchase Agreement dated as of May 24, 2000,  [_]   [_]     [_]
    and all transactions contemplated thereby, including
    the issuance of $10,000,000 of our 0% Convertible
    Debentures and shares issuable upon exercise of
    warrants to purchase our common stock (the "Sale of
    Convertible Debentures Proposal").

  It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED IN FAVOR OF ITEM (1) AND ITEM (2).

  The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Dated:               ,
                         2000

                         _________________________
                                 Signature

                         _________________________
                             Signature if held
                                  jointly

  PLEASE MARK, SIGN,
  DATE AND RETURN
  THE PROXY CARD
  PROMPTLY USING THE
  ENCLOSED ENVELOPE.

[_]PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.